UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2016

Nuo Therapeutics, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32518	23-3011702
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

207A Perry Parkway, Suite 1, Gaithersburg, MD 20877

(Address of Principal Executive Offices) (Zip Code)

(240) 499-2680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

As previously reported on a Form 8-K filed by Nuo Therapeutics, Inc. (the “Company”), on January 26, 2016, the Company filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), which is being administered under the caption “In re: Nuo Therapeutics, Inc.”, Case No. 16-10192 (MFW) (the “Chapter 11 Case”).

On April 25, 2016 (the “Confirmation Date”), the Bankruptcy Court entered an Order Granting Final Approval of Disclosure Statement and Confirming Debtor’s Plan of Reorganization (the “Confirmation Order”), which confirmed the Company’s Modified First Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as confirmed, the “Plan”).

The Company expects that the effective date of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied, but no later than May 5, 2016 (defined in the Plan as the “Effective Date”). Although the Company anticipates that all conditions that the Company must satisfy before the Effective Date, other than the passage of time, will have been satisfied on or prior to such date, the Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein. All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

General

The Plan contemplates that, prior to the Effective Date, the Company will seek to raise not less than $10,500,000 in funding (of which $3,000,000 may be in the form of backstop irrevocable capital call commitments from creditworthy obligors in the reasonable judgment of the Lenders (the “Backstop Commitments”)) through a private placement of common stock of the Reorganized Company (in such event, a “Successful Capital Raise”). If the Debtor is unable to achieve a Successful Capital Raise (in such event, an “Unsuccessful Capital Raise”), then the Plan contemplates alternative treatment of certain claims and equity interests. The proposed treatment of claims and equity interests in the event of a Successful Capital Raise is described herein under “Scenario A”, and the proposed treatment of claims and equity interests in the event of an Unsuccessful Capital Raise is described herein under “Scenario B”.

As of the date of this Form 8-K, the Company has received commitments from investors (the “New Investors”) to purchase $7,500,000 in the aggregate value of shares of New Common Stock (as defined below) in a private placement and to provide $3,000,000 in Backstop Commitments, in each case as required by Scenario A for a Successful Capital Raise. If the New Investors fund their commitments on or prior to the Effective Date, the Company will effect Scenario A of the Plan on the Effective Date.

Treatment of Common Stock Outstanding Prior to the Effective Date

Pursuant to the Plan, under both Scenario A and Scenario B, each share of the Company’s common stock outstanding immediately before the Effective Date (“Old Common Stock”) and all options and warrants to purchase such Old Common Stock will be cancelled and have no further force or effect after the Effective Date. Under the Plan, the Company will file a new Certificate of Incorporation (the “New Charter”) on the Effective Date and new Bylaws will become effective on the Effective Date. The New Charter will authorize the reorganized company (the “Reorganized Company”) to issue shares of new common stock (“New Common Stock”), certain shares of which will be issued as described below. Under Scenario A only, the New Charter will authorize the issuance by the Reorganized Company of Series A preferred stock to Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P. and Deerfield Special Situations Fund, L.P. (the “Lenders”).

Proposed Treatment of Claims and Equity Interests under Scenario A

In the event of a Successful Capital Raise, each holder of an allowed general unsecured claim will receive: (i) if total allowed unsecured claims are less than $2,000,000, an amount necessary to pay such allowed claim in full in cash without post-petition interest; (ii) if total allowed unsecured claims are between $2,000,000 and $3,000,000, the lesser of (a) an amount necessary to pay such allowed claim in full in cash without post-petition interest or (b) a pro rata share of a cash fund in the amount of $2,250,000; (iii) if total allowed unsecured claims are between $3,000,001 and $4,000,000, a pro rata share of a cash fund in the amount of $2,500,000; or (iv) if total allowed unsecured claims are greater than $4,000,001, a pro rata share of a cash fund in the amount of $2,750,000.

In the event of a Successful Capital Raise, the New Investors will receive 100% of the New Common Stock of the Reorganized Company on the Effective Date, and will be deemed to allocate to existing holders of Old Common Stock in the Debtor as of the record date of March 28, 2016 who execute and timely deliver a release document no later than sixty (60) days after the Effective Date a percentage of the New Common Stock, which percentage, in the aggregate, is presently expected to represent approximately 29% of the New Common Stock based on the total number of shares of New Common Stock expected to be outstanding immediately after the Effective Date (“Scenario A Allocated New Common Stock”). This percentage will be reduced if the Company issues additional shares of New Common Stock after the Effective Date, including upon the exercise of the warrants described below that are being issued to certain of the New Investors and upon the Reorganized Company exercising its rights under the Backstop Commitments. The allocation of Scenario A Allocated New Common Stock of the Reorganized Company among existing holders of Old Common Stock who execute and timely deliver a release document will be based on a pro rata share of such holders’ existing Old Common Stock on the record date of March 28, 2016. Any such holder who does not execute and timely deliver a release document shall not receive its pro rata share of the Scenario A Allocated New Common Stock and such shares shall be cancelled by the Reorganized Company.

Certain of the New Investors are also receiving warrants to purchase additional shares of New Common Stock in the future in exchange for their agreement to purchase shares of New Common Stock. A significant majority of the New Investors have indicated that they will participate in their pro rata share of the Backstop Commitments. The terms of the Backstop Commitments provide that the shares of New Common Stock to be issued if the Reorganized Company exercises its rights under the Backstop Commitments will be priced at a significant discount to the price of the New Common Stock being issued on the Effective Date to cause the average per share price on the total investment made by a New Investor who participates in the Backstop Commitments to be equal to 50% of the per share price being paid on the Effective Date.

In the event of a Successful Capital Raise, on the Effective Date, the Lenders will receive non-convertible, non-dividend paying, preferred equity interests in the Reorganized Debtor in the amount of such balance (estimated to be approximately $29.3 million), which shall have a liquidation preference senior to all other equity interests (the “Series A Preferred Equity”), which terms shall be set forth in the New Charter, and the Lenders shall receive no New Common Stock or other equity interest. Holders of the Series A Preferred Equity interests will be entitled to voting rights representing one percent (1%) of the voting rights of the Reorganized Company. Holders of the Series A Preferred Equity will have the right to nominate a director to the Reorganized Company’s board of directors.

Proposed Treatment of Claims and Equity Interests under Scenario B

In the event of an Unsuccessful Capital Raise, each holder of an allowed general unsecured claim will receive the lesser of (i) an amount necessary to pay such allowed claim in full in cash without post-petition interest or (ii) a pro rata share of a cash fund in the amount of $2,000,000.

In the event of an Unsuccessful Capital Raise, Lenders will receive 100% of the New Common Stock of the Reorganized Debtor on the Effective Date in exchange for a portion of the Lenders’ Secured Claims. The Lenders will allocate to existing holders of Old Common Stock who execute and timely deliver a release document no later than sixty (60) days after the Effective Date their pro rata share (based on their existing holdings of Old Common Stock on the record date of March 28, 2016) of a 5% pool of the Lenders’ New Common Stock (the “Scenario B Allocated New Common Stock”) on the Effective Date. Any such holder who does not execute and timely deliver a release document shall not receive its pro rata share of the Scenario B Allocated New Common Stock and such shares shall be distributed to Lenders.

Release Document to be Executed by Holders of Old Common Stock

In either Scenario A or Scenario B, in order for any holder of Old Common Stock as of the record date of March 28, 2016 to receive its pro rata share of Scenario A Allocated New Common Stock or Scenario B Allocated New Common Stock of the Reorganized Company, such holder must execute and timely deliver a release document no later than sixty (60) days after the Effective Date. Holders of Old Common Stock who execute and timely deliver a release document shall receive their pro rata share of the Scenario A Allocated New Common Stock or Scenario B Allocated New Common Stock, as the case may be, by the later of (i) thirty (30) days after the Effective Date or (ii) thirty (30) days after execution and timely delivery of a release document to the Reorganized Company. Any portion of the Scenario A Allocated New Common Stock not allocated pursuant to the procedures and timeframe above shall be cancelled. Any portion of the Scenario B Allocated New Common Stock not allocated pursuant to the procedures and timeframe above shall be returned to the Lenders.

Assignment of Arthrex Agreement and Royalty Rights

On the Effective Date, the Reorganized Company will assign to a designee of the Lenders all of the Company’s rights, title and interest in and to its existing license agreement with Arthrex, Inc. (the “Arthrex Agreement”), and transfer and assign to such designee all associated intellectual property owned by the Company and licensed thereunder, and all royalty and payment rights thereunder. On the Effective Date, the Reorganized Company and such designee will enter into a transition services agreement pursuant to which the Reorganized Company will continue to service the Arthrex Agreement for the benefit of such designee.

Board of Directors

As of the Effective Date, the Reorganized Company will have a newly appointed board of directors (the “New Board”). The Reorganized Company shall have a President and any such other officers as the New Board may determine. The President may be a member of the New Board. The President’s compensation shall be negotiated by the President and the New Board.

In the event of a Successful Capital Raise, (i) the New Board shall have five members; (ii) the Company will select (a) executive officers for the Reorganized Company and (b) four members of the New Board; (iii) the Lenders, as holders of the Series A Preferred Equity, will have the right to select one member of the New Board; (iv) David Jorden shall be designated as Chief Executive Officer and a director of the Reorganized Company. In the event of an Unsuccessful Capital Raise, the New Board shall have five members and the Lenders will have sole discretion to select all board members and executive officers of the Reorganized Company.

All members of the Company’s existing board of directors shall be deemed to have resigned as of the Effective Date and be replaced by the New Board members, except to the extent that any members of the Company’s existing board of directors are invited to continue service in such role and accept such invitation.

Releases

The Plan includes Company and third party release provisions that provide releases for the benefit of (i) the Reorganized Company, and its existing and prior directors, officers, employees, agents, professionals, representatives, predecessors, successors, subsidiaries and affiliates, (ii) Deerfield Mgmt, L.P. and the Lenders and their directors, officers, employees, agents, professionals, representatives, predecessors, successors, subsidiaries and affiliates, (iii) the members of the Official Committee of Unsecured Creditors, and their directors, officers, employees, agents, professionals, successor subsidiaries and affiliates, in their capacity a members, (iv) the members of the Ad Hoc Committee of Equity Holders, and their directors, officers, employees, agents, professionals, subsidiaries and affiliates, in their capacity a members, and (v) the Professionals retained in the Chapter 11 Case by the Company, the Lenders, the Official Committee of Unsecured Creditors and the Ad Hoc Committee of Equity Holders.

Exculpation

The Plan provides exculpation provisions, which include a full exculpation from liability in favor of the Reorganized Company, the directors and officers of the Company who served during the course of the Chapter 11 Case, the Company’s professionals retained in the Chapter 11 Case, the Official Committee of Unsecured Creditors, its members in their capacity as such, the individuals who sat on the Official Committee of Unsecured Creditors in their capacity as such, and the professionals retained in the Chapter 11 Case by the Official Committee of Unsecured Creditors, the Ad Hoc Committee of Equity Holders, its members in their capacity as such, the individuals who sat on the Ad Hoc Committee of Equity Holders in their capacity as such, and the professionals retained in the Chapter 11 Case by the Ad Hoc Committee of Equity Holders.

Cautionary Statement Regarding Trading in the Company’s Securities

The Company cautions that trading in the Old Common Stock during the pendency of the Chapter 11 Case is likely to lead to complete financial loss as Old Common Stock will be cancelled as of the Effective Date. Trading prices for the Company’s Old Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s Old Common Stock. Accordingly, the Company strongly discourages trading of its equity securities during the pendency of the Chapter 11 Case.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. When used in this document, the words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions are forward-looking statements. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Form 8-K should be considered forward-looking statements. Although the Company believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include the ability of the Company to continue as a going concern; the Company’s ability to have its Plan approved; the Company’s ability to execute upon its Plan; the Company’s ability to obtain Bankruptcy Court approval with respect to its Plan or motions in the Chapter 11 Case; the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the Chapter 11 Case; Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the cases in general; the length of time the Company will operate under the Chapter 11 Case; risks associated with third party motions in the Chapter 11 Case, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization (including its Plan) once such plans are developed; the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations or business prospects; whether the Company will be able to identify potential third parties interested in acquiring its assets; the ability to execute the Company’s business and restructuring plan; increased legal costs related to the Chapter 11 Case and other litigation; the Company’s ability to raise sufficient proceeds from the sale of assets; the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued capital needs; restructuring payments and debt-service; the substantial risk that the Company’s common stock retains little or no value; the Company’s ability to maintain contracts that are critical to its operation; to obtain and maintain service providers; to retain key executives and employees; and other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission its most recent Reports on Forms 10-K and 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results could differ materially from those anticipated in these forward-looking statements, and the Company’s business, results of operations, financial condition and cash flows may be materially and adversely affected. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Except to the extent required by applicable law or rules, the Company undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to its forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
2.1	Modified First Amended Plan of Reorganization of The Debtor, Dated April 25, 2016
99.1	Order Granting Final Approval of Disclosure Statement and Confirming Debtor’s Plan of Reorganization, Dated April 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Acting Chief Executive Officer & Acting Chief Financial Officer

Date: April 28, 2016